UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1193

Fidelity Magellan Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2007

Item 1. Reports to Stockholders

Fidelity®

Magellan®

Fund

Annual Report

March 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended March 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® Magellan® Fund	3.21%	3.91%	7.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Magellan® Fund on March 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harry Lange, Portfolio Manager of Fidelity® Magellan® Fund

The U.S. equity market - as represented by the Standard & Poor's 500SM Index - gained 11.83% during the year ending March 31, 2007. Stocks started well, but the S&P 500® lost nearly three percentage points in May 2006 in response to inflation concerns and soaring energy prices. Stocks continued to struggle through July, but rebounded for the remainder of 2006 after the Fed held interest rates steady and as energy prices began to fall. The Dow Jones Industrial AverageSM closed at a record high on October 3, 2006, and set roughly 30 new highs as the period progressed. However, in early 2007, cracks began to show in the U.S. economy. Energy prices crept higher, the housing market slumped, and subprime mortgage defaults increased. On February 27, the Dow fell 416 points and the S&P 500 lost about 3.5% of its value - precipitated by a one-day, 9% decline in the Chinese stock market as measured by the Shanghai Composite Index. For the year overall, the Dow rose 13.83% and the NASDAQ Composite® Index had a modest 4.23% advance.

During the past year, the fund returned 3.21%, well behind the S&P 500. A fairly nasty market correction from mid-May through mid-July 2006 triggered a flight to safer investments. During that stretch, investors liquidated many technology positions, particularly among the small- and mid-cap stocks in which the fund had a strong presence. Those choices, together with our overweighting in technology - which increased during the period - hurt the fund. Elsewhere, unfavorable stock selection in energy was the single biggest negative factor versus the index. My picks in financials also could have been better. Lastly, I'll mention poor results in consumer discretionary, where both stock picking and industry positioning were problematic. Compared with the index, only one sector - materials - added value during this challenging period. Peabody Energy was the biggest detractor, as coal prices decoupled from crude oil and remained depressed even as oil prices rebounded from their January 2007 lows. Yahoo Japan delivered disappointing earnings growth relative to market expectations. HMO UnitedHealth Group, Japanese broker Nomura Holdings and hard-disk-drive manufacturer Seagate Technology also detracted. On the positive side, China Life Insurance was the top contributor, riding robust demand among Chinese consumers for life insurance. Targeted Internet advertising provider Google also aided our results, as did Denmark-based Vestas Wind Systems, which benefited from strong demand for its wind turbines. Of the stocks I've mentioned, only Peabody Energy, UnitedHealth Group and Google were in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2006 to March 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Investments - continued

	Beginning Account Value October 1, 2006	Ending Account Value March 31, 2007	Expenses Paid During Period* October 1, 2006 to March 31, 2007
Actual	$ 1,000.00	$ 1,071.50	$ 2.69
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,022.34	$ 2.62

* Expenses are equal to the Fund's annualized expense ratio of .52%; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of March 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. sponsored ADR	4.9	3.5
Corning, Inc.	4.0	3.7
Google, Inc. Class A (sub. vtg.)	2.9	2.4
Seagate Technology	2.6	1.7
American International Group, Inc.	2.5	2.9
ASML Holding NV (NY Shares)	1.8	1.3
Peabody Energy Corp.	1.8	1.9
Canadian Natural Resources Ltd.	1.7	1.5
Schlumberger Ltd. (NY Shares)	1.6	3.2
Allergan, Inc.	1.6	1.3
	25.4
Top Five Market Sectors as of March 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.1	29.2
Financials	15.1	17.4
Industrials	13.0	13.0
Health Care	11.7	15.4
Consumer Discretionary	10.6	7.9
Asset Allocation (% of fund's net assets)
As of March 31, 2007*		As of September 30, 2006**
	Stocks 98.5%		Stocks and Equity Futures 99.4%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	28.0%	** Foreign investments	28.0%

Annual Report

Investments March 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.6%
Automobiles - 0.1%
General Motors Corp.	2,044,066	$ 62,630
Distributors - 0.1%
Li & Fung Ltd.	20,000,000	62,840
Diversified Consumer Services - 0.2%
Apollo Group, Inc. Class A (non-vtg.) (a)	2,000,000	87,800
New Oriental Education & Technology Group, Inc. sponsored ADR	489,500	19,839
		107,639
Hotels, Restaurants & Leisure - 2.9%
Ctrip.com International Ltd. sponsored ADR	4,011,600	268,717
Life Time Fitness, Inc. (a)	900,000	46,269
Melco PBL Entertainment (Macau) Ltd. sponsored ADR	274,700	4,434
Starbucks Corp. (a)	13,562,616	425,324
Starwood Hotels & Resorts Worldwide, Inc.	4,973,827	322,553
Wynn Resorts Ltd. (d)	1,948,013	184,789
		1,252,086
Household Durables - 0.7%
Lennar Corp. Class A	6,896,376	291,096
Internet & Catalog Retail - 0.2%
Expedia, Inc. (a)	1,800,000	41,724
FTD Group, Inc.	422,400	6,982
Submarino SA	1,000,000	33,161
		81,867
Media - 1.3%
Focus Media Holding Ltd. ADR (a)	287,400	22,549
Live Nation, Inc. (a)	1,782,864	39,330
McGraw-Hill Companies, Inc.	1,332,000	83,756
News Corp.:
Class A	3,000,000	69,360
Class B (d)	7,000,000	171,290
Omnicom Group, Inc.	701,676	71,838
Time Warner, Inc.	5,000,000	98,600
		556,723
Multiline Retail - 1.5%
Daiei, Inc. (a)(d)(e)	10,000,000	144,276
Federated Department Stores, Inc.	2,004,700	90,312
JCPenney Co., Inc.	2,000,000	164,320
Target Corp.	4,041,700	239,511
		638,419
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 2.6%
Best Buy Co., Inc.	4,673,350	$ 227,686
Staples, Inc.	24,918,000	643,881
Yamada Denki Co. Ltd.	2,509,100	233,811
		1,105,378
Textiles, Apparel & Luxury Goods - 1.0%
Asics Corp.	2,500,000	27,985
Fossil, Inc. (a)	200,000	5,294
Liz Claiborne, Inc.	3,490,000	149,547
NIKE, Inc. Class B	1,798,500	191,109
Polo Ralph Lauren Corp. Class A	650,000	57,298
		431,233
TOTAL CONSUMER DISCRETIONARY		4,589,911
CONSUMER STAPLES - 2.4%
Food & Staples Retailing - 1.5%
CVS Corp.	5,841,972	199,445
United Natural Foods, Inc. (a)(e)	4,143,500	126,957
Walgreen Co.	2,645,900	121,420
Whole Foods Market, Inc.	4,142,400	185,787
		633,609
Food Products - 0.6%
Bunge Ltd.	1,000,000	82,220
Cosan SA Industria E Comercio (a)	675,100	12,188
Flowers Foods, Inc.	1,000,000	30,170
Nestle SA (Reg.)	336,600	131,065
		255,643
Personal Products - 0.3%
Avon Products, Inc.	3,543,147	132,018
Bare Escentuals, Inc.	76,400	2,740
		134,758
TOTAL CONSUMER STAPLES		1,024,010
ENERGY - 7.5%
Energy Equipment & Services - 1.8%
GlobalSantaFe Corp.	600,000	37,008
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd. (NY Shares)	10,219,904	$ 706,195
Smith International, Inc.	557,200	26,773
		769,976
Oil, Gas & Consumable Fuels - 5.7%
Apache Corp.	1,953,610	138,120
Arch Coal, Inc. (e)	7,801,233	239,420
Canadian Natural Resources Ltd.	12,909,300	712,804
Chesapeake Energy Corp.	1,000,000	30,880
EOG Resources, Inc.	2,727,200	194,558
OAO Gazprom sponsored ADR	2,000,000	83,400
Peabody Energy Corp. (e)	19,079,338	767,753
Plains Exploration & Production Co. (a)	295,000	13,316
Sibir Energy PLC (a)	3,000,000	27,747
Suncor Energy, Inc.	649,400	49,413
Teekay Shipping Corp.	340,000	18,397
Valero Energy Corp.	3,000,000	193,470
		2,469,278
TOTAL ENERGY		3,239,254
FINANCIALS - 15.1%
Capital Markets - 4.0%
Charles Schwab Corp.	5,000,000	91,450
E*TRADE Financial Corp.	5,761,555	122,260
E*TRADE Securities Co. Ltd. (d)	88,000	112,026
Evercore Partners, Inc. Class A	87,600	2,732
Fortress Investment Group LLC	544,000	15,602
Franklin Resources, Inc.	2,110,800	255,048
Investors Financial Services Corp.	500,000	29,075
MCF Corp. (a)	105,086	462
Merrill Lynch & Co., Inc.	6,342,900	518,025
Morgan Stanley	500,000	39,380
Nomura Holdings, Inc.	4,949,500	102,603
State Street Corp.	6,933,800	448,964
		1,737,627
Commercial Banks - 0.8%
SVB Financial Group (a)	498,900	24,242
Wachovia Corp.	2,146,094	118,142
Wells Fargo & Co.	5,922,400	203,908
		346,292
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - 0.7%
American Express Co.	5,427,216	$ 306,095
Diversified Financial Services - 0.5%
Chicago Mercantile Exchange Holdings, Inc. Class A	200,000	106,492
Freedom Acquisition Holdings, Inc. unit	571,000	6,190
Hyde Park Acquisition Corp. unit	200,000	1,760
Moody's Corp.	1,000,000	62,060
The NASDAQ Stock Market, Inc. (a)	1,000,000	29,410
		205,912
Insurance - 7.6%
ACE Ltd.	1,270,860	72,515
American International Group, Inc.	16,272,570	1,093,842
Berkshire Hathaway, Inc. Class A (a)	557	60,707
China Life Insurance Co. Ltd. (H Shares)	170,000,000	486,087
Endurance Specialty Holdings Ltd.	555,800	19,864
Hartford Financial Services Group, Inc.	3,000,000	286,740
MetLife, Inc.	7,000,000	442,050
Millea Holdings, Inc.	1,250,000	46,067
Prudential Financial, Inc.	4,500,000	406,170
Samsung Fire & Marine Insurance Co. Ltd.	200,000	33,482
T&D Holdings, Inc.	1,000,000	68,686
W.R. Berkley Corp.	1,856,250	61,479
Willis Group Holdings Ltd.	2,000,000	79,160
XL Capital Ltd. Class A	1,512,400	105,808
		3,262,657
Real Estate Investment Trusts - 0.6%
Developers Diversified Realty Corp.	3,604,700	226,736
General Growth Properties, Inc.	224,200	14,477
Kimco Realty Corp.	679,800	33,133
		274,346
Real Estate Management & Development - 0.7%
GAGFAH SA	99,700	2,690
Mitsubishi Estate Co. Ltd.	2,000,000	65,414
Mitsui Fudosan Co. Ltd.	8,000,000	233,887
Move, Inc.	4,000,000	22,160
		324,151
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	1,425,000	78,204
TOTAL FINANCIALS		6,535,284
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 11.7%
Biotechnology - 3.1%
Biogen Idec, Inc. (a)	3,118,300	$ 138,390
Celgene Corp. (a)	3,000,000	157,380
Genentech, Inc. (a)	4,934,000	405,180
Gilead Sciences, Inc. (a)	6,739,698	515,587
OSI Pharmaceuticals, Inc. (a)(e)	3,198,900	105,564
		1,322,101
Health Care Equipment & Supplies - 1.8%
American Medical Systems Holdings, Inc. (a)	1,000,000	21,170
Baxter International, Inc.	3,200,000	168,544
Becton, Dickinson & Co.	4,000,000	307,560
C.R. Bard, Inc.	1,069,300	85,020
Gen-Probe, Inc. (a)	500,000	23,540
Greatbatch, Inc. (a)(e)	2,181,700	55,633
Mentor Corp. (e)	2,904,971	133,629
Mindray Medical International Ltd. sponsored ADR	51,400	1,224
		796,320
Health Care Providers & Services - 0.8%
Brookdale Senior Living, Inc.	3,085,300	137,789
Henry Schein, Inc. (a)	1,000,000	55,180
UnitedHealth Group, Inc.	2,478,916	131,308
VCA Antech, Inc. (a)	1,000,000	36,310
		360,587
Health Care Technology - 0.1%
Cerner Corp. (a)	400,000	21,780
WebMD Health Corp. Class A (a)(d)	95,700	5,037
		26,817
Life Sciences Tools & Services - 1.4%
Affymetrix, Inc. (a)	28,700	863
Charles River Laboratories International, Inc. (a)	1,804,700	83,485
Covance, Inc. (a)	1,500,000	89,010
Invitrogen Corp. (a)	500,000	31,825
Millipore Corp. (a)	500,000	36,235
Pharmaceutical Product Development, Inc.	2,000,000	67,380
Thermo Fisher Scientific, Inc. (a)	2,471,500	115,543
Waters Corp. (a)	3,198,600	185,519
		609,860
Pharmaceuticals - 4.5%
Allergan, Inc.	6,248,626	692,473
Chugai Pharmaceutical Co. Ltd.	7,322,600	184,851
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Johnson & Johnson	9,315,200	$ 561,334
Matrixx Initiatives, Inc. (a)	400,000	6,500
Medicis Pharmaceutical Corp. Class A	2,000,000	61,640
Merck & Co., Inc.	7,837,525	346,183
Novartis AG sponsored ADR	1,613,800	88,162
		1,941,143
TOTAL HEALTH CARE		5,056,828
INDUSTRIALS - 13.0%
Aerospace & Defense - 2.5%
BE Aerospace, Inc. (a)	1,784,410	56,566
General Dynamics Corp.	1,000,000	76,400
Honeywell International, Inc.	9,795,400	451,176
Raytheon Co. warrants 6/16/11 (a)	204,836	3,554
Rockwell Collins, Inc.	3,000,000	200,790
United Technologies Corp.	4,200,000	273,000
		1,061,486
Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc.	5,000,000	238,750
Expeditors International of Washington, Inc.	6,231,600	257,490
FedEx Corp.	503,100	54,048
Forward Air Corp.	390,000	12,823
UTI Worldwide, Inc.	2,000,000	49,160
		612,271
Airlines - 0.1%
JetBlue Airways Corp. (a)	2,230,650	25,675
Commercial Services & Supplies - 1.4%
Equifax, Inc.	4,000,000	145,800
Heidrick & Struggles International, Inc. (a)	476,228	23,073
Monster Worldwide, Inc. (a)	4,951,938	234,573
Robert Half International, Inc.	5,124,900	189,673
		593,119
Construction & Engineering - 0.8%
Chicago Bridge & Iron Co. NV (NY Shares)	2,000,000	61,500
Fluor Corp.	2,948,845	264,570
Infrasource Services, Inc. (a)	1,000,000	30,530
		356,600
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 1.8%
Emerson Electric Co.	5,464,800	$ 235,478
Q-Cells AG	991,800	63,646
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	7,267,400	251,525
Vestas Wind Systems AS (a)	4,000,000	224,099
		774,748
Industrial Conglomerates - 0.6%
Tyco International Ltd.	8,000,000	252,400
Machinery - 2.0%
Actuant Corp. Class A	500,000	25,405
Caterpillar, Inc.	3,000,000	201,090
Danaher Corp.	3,000,000	214,350
Dover Corp.	1,000,000	48,810
Hyundai Mipo Dockyard Co. Ltd.	460,000	84,832
Illinois Tool Works, Inc.	1,000,000	51,600
Joy Global, Inc.	2,700,000	115,830
Mueller Water Products, Inc. Class B	3,304,885	44,252
Trinity Industries, Inc.	2,250,000	94,320
Trivest 1992 Special Fund Ltd. (a)(f)	26,600,000	133
		880,622
Marine - 0.2%
Alexander & Baldwin, Inc.	1,633,707	82,404
Road & Rail - 2.2%
Burlington Northern Santa Fe Corp.	7,000,000	563,010
Canadian National Railway Co.	2,000,000	88,208
Landstar System, Inc.	904,300	41,453
Localiza Rent a Car SA	1,500,000	45,755
Union Pacific Corp.	2,000,000	203,100
		941,526
Trading Companies & Distributors - 0.0%
Watsco, Inc.	500,000	25,535
Transportation Infrastructure - 0.0%
The Sumitomo Warehouse Co. Ltd. (d)	1,000,000	7,910
TOTAL INDUSTRIALS		5,614,296
INFORMATION TECHNOLOGY - 31.1%
Communications Equipment - 9.5%
Alcatel-Lucent SA sponsored ADR	8,664,000	102,408
Balda AG	700,000	9,771
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc. (a)	3,950,300	$ 100,851
Corning, Inc. (a)	75,000,000	1,705,500
Foxconn International Holdings Ltd. (a)	5,000,000	15,262
Juniper Networks, Inc. (a)	1,817,200	35,762
Lucent Technologies, Inc. warrants 12/10/07 (a)	1,201,054	114
Nokia Corp. sponsored ADR	92,372,400	2,117,173
		4,086,841
Computers & Peripherals - 4.4%
Apple, Inc. (a)	4,500,000	418,095
Hewlett-Packard Co.	6,000,000	240,840
QLogic Corp. (a)	6,000,000	102,000
SanDisk Corp. (a)	500,000	21,900
Seagate Technology (e)	47,370,334	1,103,729
		1,886,564
Electronic Equipment & Instruments - 2.0%
Agilent Technologies, Inc. (a)	2,000,000	67,380
Amphenol Corp. Class A	2,016,950	130,234
Flextronics International Ltd. (a)	3,125,000	34,188
FLIR Systems, Inc. (a)(e)	4,000,000	142,680
Hon Hai Precision Industry Co. Ltd. (Foxconn)	30,000,000	201,269
Ingram Micro, Inc. Class A (a)	1,751,600	33,823
Jabil Circuit, Inc.	3,000,000	64,230
Nippon Electric Glass Co. Ltd.	7,500,000	131,439
Rofin-Sinar Technologies, Inc. (a)	600,000	35,508
Vishay Intertechnology, Inc. (a)	2,122,800	29,677
		870,428
Internet Software & Services - 4.8%
Akamai Technologies, Inc. (a)	4,140,500	206,694
aQuantive, Inc. (a)	2,142,315	59,792
Baidu.com, Inc. sponsored ADR (a)	1,560,300	150,647
Google, Inc. Class A (sub. vtg.) (a)	2,701,000	1,237,490
Marchex, Inc. Class B (d)	1,200,000	18,384
Openwave Systems, Inc. (a)	1,657,000	13,505
VeriSign, Inc. (a)	4,500,000	113,040
Yahoo! Japan Corp. (d)	790,711	271,816
		2,071,368
IT Services - 1.1%
Cognizant Technology Solutions Corp. Class A (a)	2,000,000	176,540
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Infosys Technologies Ltd. sponsored ADR	4,000,000	$ 201,000
TALX Corp. (e)	2,886,484	95,629
		473,169
Office Electronics - 1.2%
Canon, Inc.	9,500,000	509,960
Zebra Technologies Corp. Class A (a)	200,000	7,722
		517,682
Semiconductors & Semiconductor Equipment - 6.6%
Altera Corp. (a)	2,672,700	53,427
Applied Materials, Inc.	15,000,000	274,800
ASML Holding NV (NY Shares) (a)	32,307,587	799,613
Broadcom Corp. Class A (a)	9,000,000	288,630
Cree, Inc. (a)(d)	1,187,382	19,544
Integrated Device Technology, Inc. (a)	4,500,000	69,390
Intersil Corp. Class A	2,000,000	52,980
KLA-Tencor Corp.	5,527,160	294,708
Lam Research Corp. (a)	499,200	23,632
LSI Logic Corp. (a)	4,000,000	41,760
Marvell Technology Group Ltd. (a)	2,400,000	40,344
Maxim Integrated Products, Inc.	3,245,404	95,415
MediaTek, Inc.	803,000	9,222
National Semiconductor Corp.	628,700	15,177
O2Micro International Ltd. sponsored ADR (a)	700,000	5,530
Renewable Energy Corp. AS (d)	15,351,000	347,239
SiRF Technology Holdings, Inc. (a)(d)	1,000,000	27,760
Skyworks Solutions, Inc. (a)	4,000,000	23,000
Supertex, Inc. (a)(e)	1,000,000	33,210
Teradyne, Inc. (a)(d)(e)	19,805,264	327,579
		2,842,960
Software - 1.5%
BEA Systems, Inc. (a)(e)	20,175,053	233,829
Business Objects SA sponsored ADR (a)	2,000,000	72,380
NAVTEQ Corp. (a)	1,200,000	41,400
Nuance Communications, Inc. (a)(d)	2,000,000	30,620
Oracle Corp. (a)	15,395,000	279,111
Trend Micro, Inc.	590,000	16,071
		673,411
TOTAL INFORMATION TECHNOLOGY		13,422,423
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 3.2%
Chemicals - 1.6%
Minerals Technologies, Inc.	500,000	$ 31,080
Monsanto Co.	7,861,400	432,063
Praxair, Inc.	3,000,000	188,880
Tokuyama Corp.	1,700,400	29,728
		681,751
Metals & Mining - 1.2%
Arcelor Mittal (d)	8,000,000	423,120
Reliance Steel & Aluminum Co.	2,000,000	96,800
		519,920
Paper & Forest Products - 0.4%
Weyerhaeuser Co.	2,358,800	176,297
TOTAL MATERIALS		1,377,968
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	13,000,000	512,590
Embarq Corp.	333,051	18,767
		531,357
Wireless Telecommunication Services - 2.4%
America Movil SA de CV Series L sponsored ADR	6,000,000	286,740
American Tower Corp. Class A (a)	8,500,000	331,075
InPhonic, Inc. (a)(d)(e)	2,000,000	21,800
Leap Wireless International, Inc. (a)	500,000	32,990
NII Holdings, Inc. (a)	4,519,100	335,227
		1,007,832
TOTAL TELECOMMUNICATION SERVICES		1,539,189
UTILITIES - 0.3%
Electric Utilities - 0.3%
Entergy Corp.	1,000,000	104,920
PPL Corp.	500,000	20,450
		125,370
TOTAL COMMON STOCKS (Cost $32,567,393)		42,524,533
Money Market Funds - 1.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 5.41% (b)	414,125,115	$ 414,125
Fidelity Securities Lending Cash Central Fund, 5.41% (b)(c)	310,463,719	310,464
TOTAL MONEY MARKET FUNDS (Cost $724,589)		724,589
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $33,291,982)		43,249,122
NET OTHER ASSETS - (0.2)%		(94,012)
NET ASSETS - 100%		$ 43,155,110
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $133,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Trivest 1992 Special Fund Ltd.	7/2/92	$ 0
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 18,947
Fidelity Securities Lending Cash Central Fund	12,876
Total	$ 31,823
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arch Coal, Inc.	$ 313,349	$ 52,249	$ 52,349	$ 2,086	$ 239,420
Bankrate, Inc.	34,848	-	29,111	-	-
BEA Systems, Inc.	335,800	54,669	129,571	-	233,829
Daiei, Inc.	-	171,294	-	-	144,276
FLIR Systems, Inc.	56,820	53,727	-	-	142,680
Greatbatch, Inc.	47,424	377	-	-	55,633
InPhonic, Inc.	-	27,462	-	-	21,800
KLA-Tencor Corp.	812,448	48,322	506,000	4,231	-
Mentor Corp.	66,624	66,045	-	1,735	133,629
Monster Worldwide, Inc.	460,490	16,101	204,871	-	-
OSI Pharmaceuticals, Inc.	102,685	-	-	-	105,564
Peabody Energy Corp.	900,766	312,066	176,366	4,982	767,753
Rackable Systems, Inc.	70,002	-	26,140	-	-
Seagate Technology	545,277	638,628	-	11,014	1,103,729
Supertex, Inc.	-	40,340	-	-	33,210
TALX Corp.	82,207	-	-	548	95,629
Teradyne, Inc.	297,809	9,535	-	-	327,579
United Natural Foods, Inc.	144,898	-	-	-	126,957
Wynn Resorts Ltd.	422,675	-	244,968	94	-
Total	$ 4,694,122	$ 1,490,815	$ 1,369,376	$ 24,690	$ 3,531,688
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	72.0%
Japan	5.1%
Finland	4.9%
Cayman Islands	4.1%
Netherlands	2.9%
Canada	2.0%
Netherlands Antilles	1.6%
China	1.5%
Others (individually less than 1%)	5.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	March 31, 2007
Assets
Investment in securities, at value (including securities loaned of $297,790) - See accompanying schedule: Unaffiliated issuers (cost $29,230,913)	$ 38,992,845
Fidelity Central Funds (cost $724,589)	724,589
Other affiliated issuers (cost $3,336,480)	3,531,688
Total Investments (cost $33,291,982)		$ 43,249,122
Receivable for investments sold		437,585
Receivable for fund shares sold		24,028
Dividends receivable		47,972
Distributions receivable from Fidelity Central Funds		1,046
Prepaid expenses		165
Other receivables		3,159
Total assets		43,763,077

Liabilities
Payable for investments purchased	$ 15,028
Payable for fund shares redeemed	262,084
Accrued management fee	11,301
Other affiliated payables	6,941
Other payables and accrued expenses	2,149
Collateral on securities loaned, at value	310,464
Total liabilities		607,967

Net Assets		$ 43,155,110
Net Assets consist of:
Paid in capital		$ 30,560,752
Undistributed net investment income		50,243
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,586,670
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,957,445
Net Assets, for 472,566 shares outstanding		$ 43,155,110
Net Asset Value, offering price and redemption price per share ($43,155,110 ÷ 472,566 shares)		$ 91.32

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended March 31, 2007
Investment Income
Dividends (including $24,690 earned from other affiliated issuers)		$ 397,464
Interest		808
Income from Fidelity Central Funds		31,823
Total income		430,095

Expenses
Management fee Basic fee	$ 257,999
Performance adjustment	(99,365)
Transfer agent fees	81,936
Accounting and security lending fees	2,483
Custodian fees and expenses	3,347
Independent trustees' compensation	163
Appreciation in deferred trustee compensation account	30
Registration fees	75
Audit	392
Legal	877
Interest	28
Miscellaneous	519
Total expenses before reductions	248,484
Expense reductions	(5,324)	243,160
Net investment income (loss)		186,935
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,142)	4,005,511
Other affiliated issuers	(146,445)
Foreign currency transactions	(1,043)
Futures contracts	9,339
Total net realized gain (loss)		3,867,362
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $552)	(2,765,686)
Assets and liabilities in foreign currencies	(660)
Futures contracts	(2,763)
Total change in net unrealized appreciation (depreciation)		(2,769,109)
Net gain (loss)		1,098,253
Net increase (decrease) in net assets resulting from operations		$ 1,285,188

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended March 31, 2007	Year ended March 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 186,935	$ 454,292
Net realized gain (loss)	3,867,362	16,131,529
Change in net unrealized appreciation (depreciation)	(2,769,109)	(8,880,395)
Net increase (decrease) in net assets resulting from operations	1,285,188	7,705,426
Distributions to shareholders from net investment income	(234,328)	(484,145)
Distributions to shareholders from net realized gain	(11,044,948)	(1,415,207)
Total distributions	(11,279,276)	(1,899,352)
Share transactions Proceeds from sales of shares	2,483,447	3,154,300
Reinvestment of distributions	10,983,346	1,850,209
Cost of shares redeemed	(10,790,171)	(17,229,221)
Net increase (decrease) in net assets resulting from share transactions	2,676,622	(12,224,712)
Total increase (decrease) in net assets	(7,317,466)	(6,418,638)

Net Assets
Beginning of period	50,472,576	56,891,214
End of period (including undistributed net investment income of $50,243 and undistributed net investment income of $115,642, respectively)	$ 43,155,110	$ 50,472,576
Other Information Shares
Sold	27,168	29,931
Issued in reinvestment of distributions	116,822	17,493
Redeemed	(118,875)	(163,258)
Net increase (decrease)	25,115	(115,834)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended March 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 112.80	$ 101.00	$ 99.13	$ 76.69	$ 102.55
Income from Investment Operations
Net investment income (loss) B	.37	.91	1.26 E	.76	.69
Net realized and unrealized gain (loss)	3.31	14.87	1.85	22.44	(25.91)
Total from investment operations	3.68	15.78	3.11	23.20	(25.22)
Distributions from net investment income	(.50)	(.98)	(1.24)	(.76)	(.64)
Distributions from net realized gain	(24.66)	(3.00)	-	-	-
Total distributions	(25.16)	(3.98)	(1.24)	(.76)	(.64)
Net asset value, end of period	$ 91.32	$ 112.80	$ 101.00	$ 99.13	$ 76.69
Total Return A, G	3.21%	15.89%	3.14%	30.35%	(24.65)%
Ratios to Average Net Assets C, F
Expenses before reductions	.54%	.59%	.63%	.70%	.77%
Expenses net of fee waivers, if any	.54%	.59%	.63%	.70%	.77%
Expenses net of all reductions	.53%	.56%	.62%	.70%	.76%
Net investment income (loss)	.41%	.86%	1.26% E	.83%	.82%
Supplemental Data
Net assets, end of period (in millions)	$ 43,155	$ 50,473	$ 56,891	$ 66,797	$ 54,164
Portfolio turnover rate D	41%	74%	6%	13%	21%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.35 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .91%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Total returns do not include the effect of the former sales charges.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended March 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Magellan Fund (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 10,992,545
Unrealized depreciation	(1,086,771)
Net unrealized appreciation (depreciation)	9,905,774
Undistributed ordinary income	46,715
Undistributed long-term capital gain	2,375,294

Cost for federal income tax purposes	$ 33,343,348

The tax character of distributions paid was as follows:

	March 31, 2007	March 31, 2006
Ordinary Income	$ 234,328	$ 484,145
Long-term Capital Gains	11,044,948	1,415,207
Total	$ 11,279,276	$ 1,899,352

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $18,490,959 and $26,911,244, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $341 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 68,171	5.01%	$ 28

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $119 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $12,876.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,716 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $4 and $2,848, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Fidelity Magellan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Magellan Fund at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Magellan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 314 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (71)

Year of Election or Appointment: 2007

Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Magellan Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Magellan. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Magellan. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Magellan. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Harry Lange (55)

Year of Election or Appointment: 2005

Vice President of Magellan. Prior to assuming his current responsibilities, Mr. Lange worked as a research analyst, portfolio manager, and director of research. Mr. Lange also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Magellan. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Magellan. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Magellan. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Magellan. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Magellan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Magellan. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Magellan. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999- 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Magellan. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Magellan. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Magellan. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Magellan. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Magellan Fund voted to pay on May, 7, 2007, to shareholders of record at the opening of business on May 4, 2007, a distribution of $5.18 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.10 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended March 31, 2007 $3,890,153,288, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Item 2. Code of Ethics

As of the end of the period, March 31, 2007, Fidelity Magellan Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Magellan Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Magellan Fund	$294,000	$321,000
All funds in the Fidelity Group of Funds audited by PwC	$14,200,000	$12,500,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended March 31, 2007 and March 31, 2006 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Fidelity Magellan Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Magellan Fund	$4,800	$4,600
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Magellan Fund	$29,500	$46,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2007A	2006A
PwC	$170,000	$155,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

(f) Not applicable.

(g) For the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate fees billed by PwC of $1,365,000A and $1,080,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$205,000	$205,000
Non-Covered Services	$1,160,000	$875,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Magellan Fund

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	May 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	May 22, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	May 22, 2007